Confidential | for discussion purposes only GOLUB CAPITAL BDC 3, INC. EARNINGS PRESENTATION QUARTER ENDED DECEMBER 31, 2022

2 Protection Act and the rules and regulations issued thereunder and any actions toward repeal thereof; and the effect of changes to tax legislation and our tax position. Such forward-looking statements may include statements preceded by, followed by or that otherwise include the words “may,” “might,” “will,” “intend,” “should,” “could,” “can,” “would,” “expect,” “believe,” “estimate,” “anticipate,” “predict,” “potential,” “plan” or similar words. We have based the forward-looking statements included in this presentation on information available to us on the date of this presentation. Actual results could differ materially from those anticipated in our forward-looking statements and future results could differ materially from historical performance. We undertake no obligation to revise or update any forward- looking statements, whether as a result of new information, future events or otherwise. You are advised to consult any additional disclosures that we may make directly to you or through reports that we have filed or in the future may file with the Securities and Exchange Commission (“SEC”), including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. This presentation contains statistics and other data that have been obtained from or compiled from information made available by third-party service providers. We have not independently verified such statistics or data. In evaluating prior performance information in this presentation, you should remember that past performance is not a guarantee, prediction, or projection of future results, and there can be no assurance that we will achieve similar results in the future. Some of the statements in this presentation constitute forward-looking statements, which relate to future events or our future performance or financial condition. The forward-looking statements contained in this presentation involve risks and uncertainties, including statements as to: our future operating results; our business prospects and the prospects of our portfolio companies including our and their ability to achieve our and their respective objectives as a result of an inflationary economic environment; the effect of investments that we expect to make and the competition for those investments; our contractual arrangements and relationships with third parties; actual and potential conflicts of interest with GC Advisors LLC ("GC Advisors"), our investment adviser, and other affiliates of Golub Capital LLC (collectively, "Golub Capital"); the dependence of our future success on the general economy and its effect on the industries in which we invest; the ability of our portfolio companies to achieve their objectives; the availability of equity and debt capital and our use of borrowed funds to finance a portion of our investments; the adequacy of our financing sources and working capital; the timing of cash flows, if any, from the operations of our portfolio companies; general economic and political trends and other external factors, changes in political, economic or industry conditions, the interest rate environment or conditions affecting the financial and capital markets that could result in changes to the value of our assets, including changes from the impact of an inflationary economic environment and/or the coronavirus (“COVID-19”) pandemic; the ability of GC Advisors to locate suitable investments for us and to monitor and administer our investments; the ability of GC Advisors or its affiliates to attract and retain highly talented professionals; the ability of GC Advisors to continue to effectively manage our business due to disruptions, including those caused by global health pandemics, such as the COVID-19 pandemic, or other large scale events; our ability to qualify and maintain our qualification as a regulated investment company and as a business development company; the impact of information technology systems and systems failures, including data security breaches, data privacy compliance, network disruptions, and cybersecurity attacks; general price and volume fluctuations in the stock market; the impact on our business of the Dodd-Frank Wall Street Reform and Consumer Disclaimer

Summary of Financial Results 01

4 Quarter Ended September 30, 2022 December 31, 2022 Selected Financial Highlights Net investment income per share $0.29 $0.34 Accrual (reversal) for capital gain incentive fee per weighted average share (0.01) — Net investment income before accrual (reversal) for capital gain incentive fee (net) per weighted average share1 $0.28 $0.34 Net realized/unrealized gain (loss) per share ($0.19) ($0.19) Earnings (loss) per share $0.10 $0.15 Distributions declared per share $0.10 $0.28 Net Asset Value Per Share $14.89 $14.76 1. As a supplement to U.S. generally accepted accounting principles (“GAAP”) financial measures, the Company has provided this non-GAAP financial measure. The Company believes that this non-GAAP financial measure is useful as it excludes the accrual (reversal) of the capital gain incentive fee under GAAP which is not contractually payable under the terms of the Company’s investment advisory agreement with GC Advisors ( the “Investment Advisory Agreement”). The capital gain incentive fee payable as calculated under the Investment Advisory Agreement for the period ended December 31, 2022 is $0. However, in accordance with GAAP, the Company is required to include aggregate unrealized appreciation on investments in the calculation and accrue a capital gain incentive fee on a quarterly basis as if such unrealized capital appreciation were realized, even though such unrealized capital appreciation is not permitted to be considered in calculating the fee actually payable under the Investment Advisory Agreement. Although this non-GAAP financial measure is intended to enhance investors’ understanding of the Company’s business and performance, this non-GAAP financial measure should not be considered an alternative to GAAP. Summary of Financial Results vs. Prior Quarter

GBDC 3 Performance Drivers 02

6 Drivers of GBDC 3’s FQ1 2023 Earnings Key Themes from Quarter Ended December 31, 2022 Impact on GBDC 3 See the slide titled “Endnotes - Drivers of GBDC 3’s FQ1 2023 Earnings” at the end of this presentation for footnotes. • "Lagging basis" refers to the period of time between an increase in the applicable base rate on the portfolio company investment and the timing of the interest rate reset provision in such portfolio company investment. ■ Continued volatility in U.S. equity and fixed income markets ■ Golub Capital’s middle market borrowers experienced a strong rebound in year-over-year profit growth2 ■ Headline CPI inflation showed signs of deceleration3 ■ Short-term interest rates continued to rise ■ The lending environment grew more “lender friendly”, including wider spreads, reduction in leverage and tighter deal terms4 ■ Middle market deal activity remains muted ■ Continued strong credit performance: ■ Stable internal performance ratings5 (> 93% rated 4 or 5) ■ Low non-accruals6 (only 2 non-accrual) ■ Low net realized losses ($0) ■ Well positioned for higher interest rates with ~100% floating rate loan investment portfolio ■ NII before (reversal) for capital gain incentive fee per share increased ~21% quarter-over- quarter ■ Yield on investment portfolio continued to increase on a lagging basis* as base rates increased ■ Increase in net unrealized losses driven primarily by spread widening7 ■ Small increase in fair value of assets as investment fundings exceeded exits and sales of investments

7 Spread Widening in Highest Rated Credits Has Been the Primary Driver of Unrealized Depreciation and NAV Decline Since 3/31/22 Note: Per share metrics based on weighted average shares outstanding for the quarters ended June 30, 2022, September 30, 2022 and December 31, 2022. 1. Includes only debt investments held as of 3/31/22 and 12/31/22. Value reflects weighted average fair value of debt investments by risk rating as a percentage of principal. 2. Trailing nine month (“T9M”) Cumulative Net Change in Unrealized Depreciation on Investments reflect the cumulative net change in unrealized depreciation on total investments for the nine-month period ending 12/31/2022. 3. Excludes the change in unrealized loss resulting from the translation of assets and liabilities in foreign currencies and forward currency contracts. Drivers of Net Change in Unrealized Depreciation Per Share Category Weighted Average Price1 T9M Cumulative Net Change in Unrealized Depreciation on Investments2, 3 % of 3/31/22 Net Asset Value % of T9M Total Primary Driver 3/31/22 12/31/22 Internal Performance Ratings 4 and 5 (Performing At or Above Expectations) 99.9% 98.1% ($0.55) (3.7%) 85% Spread widening Internal Performance Rating 3 (Performing Below Expectations) 92.3% 93.6% $(0.09) (0.5%) 13% Spread widening, credit challenges Internal Performance Ratings 1 and 2 (Performing Materially Below Expectations) N/A 52.3% ($0.01) (0.1%) 2% Pre-existing credit challenges Total 99.4% 97.5% ($0.65) (4.3%) 100%

8 $14.89 $0.34 ($0.28) $0.03 ($0.22) $14.76 September 30, 2022 NAV Net Investment Income Dividends Recorded in December 31, 2022 Quarter Net Realized Gain (Loss) on Investments Net Change in Unrealized Appreciation (Depreciation) on Investments December 31, 2022 NAV Unrealized Losses Drove a NAV Per Share Decrease from September 30, 2022 NAV Per Share Bridge Net Realized & Unrealized Loss: ($0.19) 1. Represents the impact of different share amounts as a result of calculating certain per share data based on weighted average shares outstanding during the period and certain per share data based on the shares outstanding at the end of the period and as of the dividend record date. ($0.37)

Summary of Financial Results for the Quarter Ended December 31, 2022 03

10 Financial Highlights (Dollar amounts in 000s, except per share data) Quarter Ended Selected Financial Highlights 12/31/21 3/31/22 6/30/22 9/30/22 12/31/22 Net income (loss) $24,735 $26,139 $4,079 $8,447 13,331 Net investment income 16,359 18,598 23,458 24,493 29,028 Net realized/unrealized gain (loss) 8,376 7,541 (19,379) (16,047) (15,697) Distributions declared $24,735 $26,139 $13,743 $8,171 $24,319 Quarter Ended Per Share1 and Return on Equity2 Statistics 12/31/21 3/31/22 6/30/22 9/30/22 12/31/22 Earnings (loss) per weighted average share $0.39 $0.37 $0.05 $0.10 $0.15 Net investment income per weighted average share 0.26 0.26 0.30 0.29 0.34 Accrual (reversal) for capital gain incentive fee per weighted average share 0.02 0.01 (0.04) (0.01) — Net investment income before accrual (reversal) for capital gain incentive fee (net) per weighted average share3 0.28 0.27 0.26 0.28 0.34 Net realized/unrealized gain (loss) per weighted average share 0.13 0.11 (0.25) (0.19) (0.19) Quarterly return on equity – net income (loss) 2.6% 2.5% 0.4% 0.7% 1.0% Net asset value $15.00 $15.00 $14.88 $14.89 $14.76 1. Per share returns are calculated based on the daily weighted average shares outstanding during the period presented. 2. The quarterly return on equity is calculated as the annualized return on average equity divided by four. Return on equity calculations are based on the daily weighted average of total net assets during the period presented. 3. As a supplement to GAAP financial measures, the Company has provided this non-GAAP financial measure. The Company believes that this non-GAAP financial measure is useful as it excludes the accrual of the capital gain incentive fee which is not contractually payable under the terms of the Company’s Investment Advisory Agreement. The capital gain incentive fee payable for the period ended December 31, 2022, as calculated under the Investment Advisory Agreement is $0. However, in accordance with GAAP, the Company is required to include aggregate unrealized appreciation on investments in the calculation and accrue a capital gain incentive fee on a quarterly basis as if such unrealized capital appreciation were realized, even though such unrealized capital appreciation is not permitted to be considered in calculating the fee actually payable under the Investment Advisory Agreement. Although this non-GAAP financial measure is intended to enhance investors’ understanding of the Company’s business and performance, this non-GAAP financial measure should not be considered an alternative to GAAP.

11 $1,919,955 $2,037,222 $2,259,798 $2,316,103 $2,401,959 December 31, 2021 March 31, 2022 June 30, 2022 September 30, 2022 December 31, 2022 $0 $200,000 $400,000 $600,000 $800,000 $1,000,000 $1,200,000 $1,400,000 $1,600,000 $1,800,000 $2,000,000 $2,200,000 $2,400,000 $2,600,000 Portfolio Highlights – Net Funds Growth – Total investments at fair value increased by approximately 3.7%, or $85.9 million, during the three months ended December 31, 2022. – As of December 31, 2022, we had $22.6 million of undrawn revolver commitments to portfolio companies. Historical Investment Portfolio ($000) Equity Junior Debt1 First Lien Traditional Senior 1. Junior Debt is comprised of second lien and subordinated debt. 13% 81% 5% 1% 13% 81% 5% 1% 11% 83% 5% 1% 11% 83% 5% 1% 9% 85% 5% 1% First Lien One Stop

12 Software 27% Healthcare Providers and Services 7% Automobiles 6% IT Services 6% Insurance 5%Specialty Retail 5% Diversified Consumer Services 5% Commercial Services and Supplies 4% Healthcare Equipment and Supplies 3% Portfolio Highlights – Portfolio Diversity Investment Portfolio $2,402mm | 276 Investments | Average Size <0.4% 1. Junior debt is comprised of second lien and subordinated debt. 2. The percentage of fixed rate and floating rate loans is calculated using total debt investments at fair value and excludes equity investments. 3. Based on S&P 2018 industry code. The ten largest industries represented as a percentage of the portfolio at fair value are labeled. All other industry segments are each below 3%. Diversification by Obligor Equity Junior Debt1 First Lien One Stop First Lien Traditional Senior Top 25 Investments 35% Remaining 251 Investments 65% Top 10 Investments 17% Avg Size <0.4% Portfolio Composition by Interest Rate Type on Loans2 Diversification by Industry3 34 industries below 3% 5% 9% 85% 1% Portfolio Composition by Seniority Floating, 100% Fixed, 0% 94% First Lien

13 1. Investment income yield is calculated as (a) the actual amount earned on earning investments, including interest and fee income, amortization of capitalized fees and discounts and accrued PIK/non- cash dividend income, divided by (b) the daily average of total earning investments at fair value. 2. Income yield is calculated as (a) the actual amount earned on earning investments, including interest and fee income and accrued PIK/non-cash dividend income, but excluding amortization of capitalized fees and discounts, divided by (b) the daily average of total earning investments at fair value. 3. The weighted average net investment spread is calculated as (a) the investment income yield less (b) the weighted average cost of debt. 4. The weighted average cost of debt is calculated as (a) the actual amount of expenses incurred on debt obligations divided by (b) the daily average of total debt obligations. Portfolio Highlights – Economic Analysis 7.7% 7.6% 7.5% 7.5% 7.3% 7.5% 8.7% 10.4% 7.2% 7.1% 7.0% 7.0% 6.9% 7.1% 8.3% 10.0% 5.1% 4.9% 4.9% 4.9% 4.6% 4.1% 3.9% 4.2% 2.6% 2.7% 2.6% 2.6% 2.7% 3.4% 4.8% 6.2% 0.2% 0.1% 0.1% 0.2% 1.0% 2.3% 3.8% 4.8% Investment income yield¹ Income yield² Weighted average net investment spread³ Weighted average cost of debt 3-Month London Interbank Offered Rate (“LIBOR”) March 31, 2021 June 30, 2021 September 30, 2021 December 31, 2021 March 31, 2022 June 30, 2022 September 30, 2022 December 31, 2022 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 8.0% 9.0% 10.0% 11.0% 4

14 Portfolio Highlights – Credit Quality – Over 93% of the investments in our portfolio have an Internal Performance Rating of 4 or higher as of December 31, 2022. – The addition of one new portfolio company investment on non-accrual increased the number of non-accrual investments to two from one as of September 30, 2022. * Represents an amount less than 0.1%. Internal Performance Ratings (% of Portfolio at Fair Value) Internal Performance Rating Definitions At Fiscal Year End At Quarter End Rating 2019 2020 2021 2022 December 31, 2022 5 0.3% 2.2% 5.7% 3.3% 1.2% 4 98.1% 85.6% 91.9% 92.9% 92.0% 3 1.6% 12.2% 2.4% 3.6% 6.6% 2 0.0% 0.0%* 0.0%* 0.2% 0.2% 1 0.0% 0.0% 0.0% 0.0% 0.0% Grand Total 100.0% 100.0% 100.0% 100.0% 100.0% Rating Definition 5 Borrower is performing above expectations and the trends and risk factors are generally favorable 4 Borrower is generally performing as expected and the risk factors are neutral to favorable 3 Borrower may be out of compliance with debt covenants; however, loan payments are generally not past due 2 Borrower is performing materially below expectations and the loan’s risk has increased materially since origination 1 Borrower is performing substantially below expectations and the loan’s risk has substantially increased since origination

15 Quarterly Statements of Financial Condition As of (Dollar amounts in 000s, except share and per share data) December 31, 2021 March 31, 2022 June 30, 2022 September 30, 2022 December 31, 2022 (unaudited) (unaudited) (unaudited) (audited) (unaudited) Assets Investments, at fair value $1,919,955 $2,037,222 $2,259,798 $2,316,103 $2,401,959 Cash, cash equivalents and foreign currencies 17,041 34,336 18,482 17,578 16,614 Restricted cash and cash equivalents 36,334 48,655 67,457 48,337 65,118 Other assets 10,716 9,849 17,771 29,311 21,629 Total Assets $1,984,046 $2,130,062 $2,363,508 $2,411,329 $2,505,320 Liabilities and Net Assets Debt $884,808 $983,221 $1,103,735 $1,118,992 $1,194,053 Unamortized debt issuance costs (3,199) (4,354) (4,099) (3,055) (4,419) Other short-term borrowings 52,140 — — — — Interest payable 3,518 4,453 7,792 10,455 14,598 Management and incentive fee payable 10,605 11,065 9,314 10,167 11,147 Distributions payable 8,259 18,834 13,743 — — Other liabilities 1,704 1,125 6,430 1,851 2,605 Total Liabilities 957,835 1,014,344 1,136,915 1,138,410 1,217,984 Total Net Assets 1,026,211 1,115,718 1,226,593 1,272,919 1,287,336 Total Liabilities and Net Assets $1,984,046 $2,130,062 $2,363,508 $2,411,329 $2,505,320 Net Asset Value per Share $15.00 $15.00 $14.88 $14.89 $14.76 Leverage Ratio 0.92x 0.89x 0.91x 0.89x 0.94x Asset coverage 209.1% 213.0% 210.4% 212.7% 206.5% Common shares outstanding 68,414,116 74,381,270 82,417,165 85,511,291 87,217,539

16 Quarterly Operating Results Quarter Ended (Dollar amounts in 000s, except share and per share data) December 31, 2021 March 31, 2022 June 30, 2022 September 30, 2022 December 31, 2022 (unaudited) (unaudited) (unaudited) (unaudited) (unaudited) Investment Income Interest income $30,071 $33,541 $37,907 $47,973 $58,198 Dividend income 53 2 12 45 1,889 Fee income 699 159 498 852 210 Total Investment Income $30,823 $33,702 $38,417 $48,870 $60,297 Expenses Interest and other debt financing expenses $5,173 $6,468 $8,865 $13,714 $18,017 Base management fee, net of waiver 4,235 4,934 5,432 5,901 6,060 Incentive fee – net investment income, net of waiver1 3,088 1,983 2,787 4,174 5,122 Incentive fee – capital gains, net of waiver 1,141 877 (3,322) (837) — Other operating expenses 827 842 1,197 1,424 1,415 Total expenses 14,464 15,104 14,959 24,376 30,614 Excise tax — — — — 655 Net investment income $16,359 $18,598 $23,458 $24,494 $29,028 Net Gain (Loss) on Investments and Foreign Currency Net realized gain (loss) on investments and foreign currency transactions $2,100 ($13) $70 $284 $3,051 Net unrealized appreciation (depreciation) on investments and foreign currency transactions 6,276 7,554 (19,449) (16,331) (18,748) Net gain (loss) on investments and foreign currency transactions 8,376 7,541 (19,379) (16,047) (15,697) Net increase (decrease) in net assets resulting from operations $24,735 $26,139 $4,079 $8,447 $13,331 Per Share Data Earnings (loss) per weighted average share2 $0.39 $0.37 $0.05 $0.10 $0.15 Net investment income per weighted average share2 $0.26 $0.26 $0.30 $0.29 $0.34 Distributions declared per share3 $0.39 $0.37 $0.18 $0.10 $0.28 Weighted average common shares outstanding 62,979,848 71,282,526 77,136,908 84,006,926 86,259,604 1. For the quarter ended March 31, 2022, GC Advisors agreed to a one-time waiver of $0.7 million of income incentive fees calculated under the investment advisory agreement. 2. Except as otherwise noted, per share data are calculated based on the daily weighted average shares outstanding during the period presented. 3. Per share data are based on (i) the total distributions paid for each respective record date during the period presented divided by (ii) the total number of shares outstanding on each respective record date. Please see slide titled, “Common Stock and Distribution Information” included in this presentation for details on the distributions declared during the period.

17 2.3% 2.1% 2.5% 3.0% 2.4% (8.7)% 8.3% 3.5% 3.1% 3.5% 2.5% 2.2% 2.6% 2.5% 0.4% 0.7% 1.0% Dec-18 Mar-19 Jun-19 Sep-19 Dec-19 Mar-20 Jun-20 Sep-20 Dec-20 Mar-21 Jun-21 Sep-21 Dec-21 Mar-22 Jun-22 Sep-22 Dec-22 Quarterly Return on Equity Since Inception* * Quarterly return on equity is calculated as the annualized return on average equity divided by four. Return on equity calculations are based on the daily weighted average of total net assets during the period presented. 1.The 7.4% Internal rate of return (“IRR”) on net asset value (“NAV”) is calculated at the fund level using beginning of period NAV, capital share issuances during the period, distributions paid or payable during the period, and ending period NAV. Period beginning August 1, 2017 and ending December 31, 2022. The first investment in GBDC 3 took place on August 1, 2017. These returns do not represent an actual return to any investor in the Company. Investors in GBDC 3 have achieved a 7.4% IRR on NAV1 Avg. 2.0%

18 Liquidity and Capital Subscriptions Cash and Cash Equivalents – Unrestricted cash and cash equivalents and foreign currencies totaled $16.6 million as of December 31, 2022. – Restricted cash and cash equivalents totaled $65.1 million as of December 31, 2022. Restricted cash is held in our Deutsche Bank Credit Facility, 2021 Debt Securitization and 2022 Debt Securitization, 2022-2 Debt Securitization, and is reserved for quarterly interest payments and is also available for new investments that qualify for reinvestment under the terms of the relevant leverage facility. Capital Subscriptions – As of December 31, 2022, we had total investor capital subscriptions of $1.388 billion and contributed capital of $1.230 billion (88.6% called capital ratio). – During the quarter ended December 31, 2022, we issued one capital call for proceeds of $20.0 million. Debt Facilities – Availability – Signature Bank Revolver – As of December 31, 2022, subject to leverage and borrowing base restrictions, we had $0.0 million of remaining commitments and $0.0 million of availability on this $100.0 million revolving credit facility. – Deutsche Bank Credit Facility – As of December 31, 2022, subject to leverage and borrowing base restrictions, we had $430.9 million of remaining commitments and $32.2 million of availability on this $750.0 million revolving credit facility. – GC Advisors Revolver – As of December 31, 2022, we had $40.0 million of remaining commitments and availability on our $40.0 million unsecured line of credit with GC Advisors. 1. Information presented is as of December 31, 2022. 2. The SOFR interest rate is subject to an additional spread adjustment of 0.10%. 3. Interest rate for the 2021 Debt Securitization represents the weighted average spread over 3-month LIBOR for the various tranches of issued notes, excluding a $10.0 million note that has a fixed rate of 3.91% and tranches retained by the Company. Key Funding Vehicles1 Funding Source Debt Commitment Outstanding Par Undrawn Commitment Reinvestment Period Stated Maturity Interest Rate Signature Bank Revolver $100,000 $100,000 $— N/A February 4, 2023 SOFR + 1.70%2 Deutsche Bank Credit Facility 750,000 319,053 430,947 March 10, 2023 March 10, 2026 SOFR + 2.15% 2021 Debt Securitization 298,000 298,000 — April 15, 2025 April 15, 2033 3 Month LIBOR + 1.77%3 2022 Debt Securitization 252,000 252,000 — January 25, 2024 January 18, 2030 3 Month SOFR + 2.00% 2022-2 Debt Securitization 225,000 225,000 — January 18, 2026 Janaury 18, 2034 3 Month SOFR + 2.60% GC Advisors Revolver 40,000 — 40,000 N/A September 29, 2023 Applicable Federal Rate

19 Common Stock and Distribution Information Date Declared Record Date Earnings Period Shares Outstanding Payment Date Amount Per Share Total Amount August 6, 2021 October 18, 2021 October 2021 56,431,212.836 December 27, 2021 $0.1168 $6,593 November 19, 2021 November 29, 2021 November 2021 65,852,241.833 December 27, 2021 0.1501 9,883 November 19, 2021 December 20, 2021 December 2021 68,007,006.127 February 28, 2022 0.1214 8,259 Total for Quarter Ended December 31, 2021 $0.3883 $24,735 November 19, 2021 January 20, 2022 January 2022 68,414,116.228 March 23, 2022 $0.1068 $7,305 February 4, 2022 February 25, 2022 February 2022 71,896,291.279 May 23, 2022 0.1425 10,246 February 4, 2022 March 21, 2022 March 2022 72,096,011.282 May 23, 2022 0.1191 8,588 Total for Quarter Ended March 31, 2022 $0.3684 $26,139 February 4, 2022 April 29, 2022 April 2022 76,705,607.756 July 25, 2022 $0.0800 $6,135 May 6, 2022 May 20, 2022 May 2022 76,705,607.756 July 25, 2022 0.0992 7,608 May 6, 2022 June 24, 2022 June 20221 79,224,646.937 September 14, 2022 — — Total for Quarter Ended June 30, 2022 $0.1792 $13,743 May 6, 2022 July 19, 2022 July 2022 82,417,164.611 September 14, 2022 $0.0991 $8,171 August 5, 2022 September 20, 2022 Aug / Sep 20222 85,511,291.055 November 22, 2022 — — Total for Quarter Ended September 30, 2022 $0.0991 $8,171 August 5, 2022 October 18, 2022 October 20223 85,511,291.055 December 28, 2022 — — November 18, 2022 December 15, 2022 N/A 86,854,896.195 December 20, 2022 $0.2800 24,319 Total for Quarter Ended December 31, 2022 $0.2800 $24,319 Distributions Paid (Dollar amounts in 000s, except share and per share data) 1. On May 6, 2022, our board of directors declared a distribution in an amount equal to the net increase in net assets resulting from operations earned by us (if positive) as determined in accordance with GAAP for the period June 1, 2022 through June 30, 2022 per share payable on September 14, 2022 to shareholders of record on June 24, 2022. Due to a net decrease in net assets resulting from operations for the period June 1, 2022 through June 30, 2022, the distribution declared for the June 2022 earnings period was zero. 2. On August 5, 2022, our board of directors declared a distribution in an amount (if positive) such that our net asset value as of September 30, 2022 on a pro forma basis after giving effect to the net increase in net assets resulting from operations earned by us (if positive) as determined in accordance with GAAP for the period August 1, 2022 through September 30, 2022 and the payment of this distribution is $15.00 per share. Due to a net asset value per share less than $15.00 per share, the distribution declared for the period was zero 3. On August 5, 2022, our board of directors declared a distribution in an amount (if positive) such that our net asset value as of October 31, 2022 on a pro forma basis after giving effect to the net increase in net assets resulting from operations earned by us (if positive) as determined in accordance with GAAP for the period October 1, 2022 through October 31, 2022 and the payment of this distribution is $15.00 per share. Due to a net asset value per share less than $15.00 per share, the distribution declared for the period was zero

20 Common Stock and Distribution Information Distributions Declared (Dollar amounts in 000s, except share and per share data) Date Declared Record Date Earnings Period Shares Outstanding Payment Date Amount Per Share Total Amount November 18, 2022 January 17, 2023 January 20231 87,217,538.66 March 21, 2023 TBD TBD February 7, 2023 March 17, 2023 Feb / Mar 20232 TBD May 23, 2023 TBD TBD February 7, 2023 April 28, 2023 April 20233 TBD June 21, 2023 TBD TBD 1. On November 18, 2022, our board of directors declared a distribution in an amount (if positive) such that our net asset value as of January 31, 2023 on a pro forma basis after giving effect to the net increase in net assets resulting from operations earned by us (if positive) as determined in accordance with GAAP for the period January 1, 2023 through January 31, 2023 and the payment of this distribution is $15.00 per share. 2. On February 7, 2023, our board of directors declared a distribution in an amount (if positive) such that our net asset value as of March 31, 2023 on a pro forma basis after giving effect to the net increase in net assets resulting from operations earned by us (if positive) as determined in accordance with GAAP for the period February 1, 2023 through March 31, 2023 and the payment of this distribution is $15.00 per share. 3. On February 7, 2023, our board of directors declared a distribution in an amount (if positive) such that our net asset value as of April 30, 2023 on a pro forma basis after giving effect to the net increase in net assets resulting from operations earned by us (if positive) as determined in accordance with GAAP for the period April 1, 2023 through April 30, 2023 and the payment of this distribution is $15.00 per share.

Appendix: Endnotes A

22 Endnotes - Drivers of GBDC 3’s FQ1 2023 Earnings 1. Year-to-date as of December 31, 2022, the S&P 500 returned -18.11% and the Bloomberg U.S. Aggregate Bond Index returned -13.0%. Quarter-to-date as of December 31, 2022, the S&P 500 returned 7.6% and the Bloomberg U.S. Aggregate Bond Index returned 1.9%. 2. Please see the December 31, 2022 Golub Capital Middle Market Report (which is available on Golub Capital’s website at www.golubcapital.com) for additional details. The Golub Capital Middle Market Report for Q4 2022 compared the October and November 2022 revenue and earnings of middle market private companies in the Golub Capital Altman Index to revenue and earnings in October and November 2021. 3. Consumer Price Index (“CPI”) inflation released by the Bureau of Labor Statistics was 6.5% over the twelve month period ended December 31, 2022. 4. Please see page titled “Portfolio Highlights - Net Funds Growth”. 5. Please see page titled, “Portfolio Highlights – Portfolio Ratings”. 6. Please see page titled “Portfolio Highlights - Credit Quality”. 7. Please see page titled, “Unrealized Losses Drove a NAV Per Share Decrease from September 30, 2022”.